UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2026

Destra Multi-Alternative Fund

(Exact name of Registrant as specified in its charter)

Delaware	811-22572	45-3477142
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

443 North Willson Avenue Bozeman, Montana 59715	59715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 843-6161

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	DMA	New York Stock Exchange

Item 8.01.	Other Events

On October 12, 2026, Destra Multi-Alternative Fund (the “Company”) announced (i) the implementation of a share repurchase program, (ii) increased monthly distributions, and (iii) an update on the Fund’s previously announced term.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

EXHIBIT NUMBER
Exhibit 99.1	Press Release, dated October 12, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Destra Multi-Alternative Fund

Date: October 13, 2026	By:	/s/ Robert A. Watson
Robert A. Watson
President

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